SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (date of earliest event reported)         December 3, 2001
                                                 -------------------------------




                 Health & Nutrition Systems International, Inc.
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             (Exact name of registrant as specified in its charter)




                                     Florida
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                 (State or other jurisdiction of incorporation)



        0-29245                                          65-0452156
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(Commission File Number)                       (IRS Employer Identification No.)



          3750 Investment Lane, Suite 5, West Palm Beach, Florida 33407
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          (Address of principal executive offices, including Zip Code)



Registrant's telephone number, including area code         (561) 863-8446
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                                       N/A
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          (Former name or former address, if changed since last report)

Item 5.  Other Events
         ------------

         As previously disclosed, Health & Nutrition Systems International, Inc. ("HNSI") had filed a Complaint for Declaratory Relief in the Fifteenth Judicial Circuit of Florida in Palm Beach County seeking a judicial determination regarding the status of a large block of HNSI common stock. On December 3, 2001, the parties reached a settlement which provides that HNSI will pay to the defendants $75,000 in cash, $65,000 of which is personally guaranteed in equal proportions by Christopher Tisi, President of HNSI, Steven Pomerantz, CEO of HNSI, and Anthony Musso. In addition, Mr. Tisi and Mr. Pomerantz have agreed to salary reductions in the amount of $18,750 each, and Mr. Musso has agreed to provide services to HNSI in the amount of $18,750. HNSI will pay the $75,000 to the defendants, $10,000 to be paid on or before December 24, 2001, $1,000 to be paid on each of January 1, February 1 and March 1, 2002, and $4,000 to be paid each month thereafter until paid in full. If the entire amount, other than the $10,000 payment, is paid on or before June 30, 2002, a 10% discount will be applied.

         The settlement agreement also provides that 275,000 shares of HNSI common stock will be delivered to EAI Partners, Inc., one of the affiliated defendants. Of that amount, Tony Musso will transfer 115,000 shares beneficially owned by him to EAI Partners, Inc. and Steven Pomerantz will transfer 115,000 shares beneficially owned by him to EAI Partners, Inc. Of the remaining 45,000 shares, 25,000 shares were previously issued by HNSI to EAI Partners, Inc., and HNSI will issue the remaining 20,000 shares to EAI Partners, Inc.

         In Note 5 of the Notes to Condensed Financial Statements in HNSI's Form 10-Q dated November 14, 2001, we disclosed that 325,000 shares were at issue in the litigation. As a result of the settlement, only 20,000 of those shares will be issued by HNSI to the defendants.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         HEALTH & NUTRITION SYSTEMS
                                         INTERNATIONAL, INC.



                                         By:     /s/Christopher Tisi
                                             -------------------------------
                                                 Christopher Tisi, President

Dated:  December 10, 2001